July 31, 2007

DREYFUS CASH MANAGEMENT FUNDS
-	Dreyfus Cash Management
-	Dreyfus Cash Management Plus, Inc.
-	Dreyfus Government Cash Management
-	Dreyfus Government Prime Cash Management
-	Dreyfus Municipal Cash Management Plus
-	Dreyfus New York Municipal Cash Management
-	Dreyfus Tax Exempt Cash Management
-	Dreyfus Treasury Cash Management
-	Dreyfus Treasury Prime Cash Management

SUPPLEMENT TO COMBINED PROSPECTUS DATED JUNE 1, 2007
(INVESTOR SHARES)

The following information replaces the section of the Funds’ Combined Prospectus entitled “The Funds – INTRODUCTION – Concepts to Understand – Repurchase agreement”:

a commercial bank or securities dealer sells securities to a fund and agrees to repurchase them at an agreed-upon date and price. These agreements offer a fund a means of investing money for a short period of time.